EXHIBIT 4

                              TERMINATION AGREEMENT

                  This TERMINATION AGREEMENT (this "AGREEMENT") is dated as of August 2, 2001 (but is effective as of the Effective Time, as defined in SECTION 8 hereof) by and among Inland Resources Inc., a Washington corporation (the "ISSUER"), Arthur J. Pasmas, Bruce Schnelwar, Thomas J. Trzanowski and Hampton Investments LLC, a Delaware limited liability company ("HAMPTON").

                  WHEREAS, Hampton and/or one or more of its affiliates (referred to herein as "SMITH") is the holder of warrants, rights and options to purchase the common stock, par value $.001 per share, of Issuer ("COMMON STOCK"), as set forth on Schedule 1 hereto (all such warrants and options held by Smith being referred to as the "SMITH WARRANTS AND OPTIONS");

                  WHEREAS, Smith is party to those certain Senior Subordinated Note Purchase Agreement and Junior Subordinated Note Purchase Agreement (collectively, the "NOTE PURCHASE AGREEMENTS") dated as of August 2, 2001, by and among the Issuer, Inland Production Company, a Texas corporation and Smith; and

                  WHEREAS, it is a condition to the obligations of Issuer under the Note Purchase Agreements that Smith execute this Agreement to terminate the Smith Warrants and Options, including any documentation related thereto.

                  NOW, THEREFORE, in consideration of their respective obligations under the Note Purchase Agreements, Smith and the Issuer hereby agree:

                  Section 1. TERMINATION. Smith and the Issuer hereby terminate the Smith Warrants and Options, and no party shall have any further rights or obligations to any other party with respect to the Smith Warrants and Options. Smith shall return to the Issuer, on or before the Effective Time (as defined below), either originals of or any certificates evidencing the Smith Warrants and Options in the possession of Smith for cancellation by the Issuer or an affidavit of lost certificate with respect to any such certificate(s). The Smith Warrants and Options shall be null and void as of the Effective Time.

                  Section 2. CONCERNING THE TERMINATED SMITH WARRANTS AND OPTIONS. Smith represents and warrants that (a) Smith has full title to the Smith Warrants and Options, (b) Smith has all authority, consents and approvals necessary to enter into this Agreement and to perform fully its obligations hereunder and (c) this Agreement has been duly executed and delivered by Smith and constitutes a legal, valid and binding obligation of Smith, enforceable against it in accordance with its terms.

                  Section 3. FURTHER ASSURANCES. Smith shall perform such acts and duly authorize, execute, acknowledge, deliver, file and record such additional releases, agreements, documents, instruments and certificates as the Issuer may reasonably deem necessary or appropriate to carry out the purposes of this Agreement.

                  Section 4. SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties whether so expressed or not.

                  Section 5. COUNTERPARTS. Two or more duplicate originals of this Agreement may be signed by the parties, each of which shall be an original but all of which together shall constitute one and the same instrument.

                  Section 6. SEVERABILITY. In the event that any one or more of the provisions, or portion thereof, contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision, or portion thereof, in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

                  Section 7. GOVERNING LAW. This Agreement shall be construed in accordance with and governed by the law of the State of Washington.

                  Section 8. SIMULTANEOUS EFFECTIVENESS. For purposes of this Agreement, the "EFFECTIVE TIME" is the time at which the transactions contemplated under the Note Purchase Agreements, which take place simultaneously, are effective.

                  Section 9. DEFINITIONS. Capitalized terms not otherwise defined herein have the respective meanings set forth in the Note Purchase Agreements.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

                  IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.


                                   INLAND RESOURCES INC.,
                                   a Washington corporation


                                   By:  /s/ Marc MacAluso
                                        ---------------------------------------
                                        Marc MacAluso
                                        Chief Executive Officer

                                   410 17th Street, Suite 700
                                   Denver, Colorado 80202
                                   Attention: Marc MacAluso
                                   Telephone:  (303) 893-0102
                                   Facsimile:  (303) 893-0103


                                   With a copy to:

                                   Glast, Phillips, Murray & Co.
                                   13355 Noel Road, L.B. 48
                                   Dallas, Texas  75240
                                   Attention:  Michael D. Parsons, Esq.
                                   Telephone:  (972) 419-8311
                                   Facsimile:  (972) 419-8329

                                   HAMPTON INVESTMENTS LLC

                                   By:  JWA INVESTMENTS IV LLC, its
                                        managing member

                                   By:  /s/ Steven R. Kamen
                                        ---------------------------------------
                                        Name:   Steven R. Kamen
                                        Title:  Senior Vice President

                                   Address for Notices:

                                   Hampton Investments LLC
                                   c/o Smith Management LLC
                                   885 3rd Avenue, 34th Floor
                                   New York, New York 10022
                                   Attention:  General Counsel
                                   Telephone:  (212) 888-5500
                                   Facsimile:  (212) 702-0145

                                   With a copy to:

                                   Paul, Weiss, Rifkind, Wharton & Garrison
                                   1285 Avenue of the Americas
                                   New York, New York  10019
                                   Attention:  Judith Thoyer, Esq.
                                   Telephone:  (212) 373-3000
                                   Facsimile:  (212) 757-3990

                                   /s/ Arthur J. Pasmas
                                   --------------------------------------------
                                   Arthur J. Pasmas


                                   /s/ Bruce Schnelwar
                                   --------------------------------------------
                                   Bruce Schnelwar


                                   /s/ Thomas J. Trzanowski
                                   --------------------------------------------
                                   Thomas J. Trzanowski

                                   SCHEDULE 1
                                       TO
                           SMITH TERMINATION AGREEMENT

o The "Purchaser Adjustment Options" described in Section 8.12 of that certain Exchange Agreement between Issuer, Joint Energy Development Investment II Limited Partnership (the assignor of such Purchaser Adjustment Options to Smith) and others.

o        Options to purchase 1,500 shares of common stock granted to Art Pasmas.

o        Options to purchase 600 shares of common stock granted to Bruce
         Schnelwar.

o        Options to purchase 1,200 shares of common stock granted to Thomas J.
         Trzanowski.